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                                                                  EXHIBIT 23.02

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


eUNIVERSE, INC.
101 North Plains Industrial Road
Wallingford, Connecticut 06492



We consent to the use in this Registration Statement of eUniverse, Inc. on Form S-1/a Amendment 1 of our report dated April 9, 1999, and to the reference to us under the headings "Experts."




Jonathon P. Reuben, C.P.A.
An Accountancy Corporation
Torrance, CA 90505
April 6, 2000